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                                                                   EXHIBIT 10.36

                             CONTRACTOR AGREEMENT

                                Business Terms

     THIS CONTRACTOR AGREEMENT, consisting of the Business Terms, Standard Conditions, and any attachments thereto ("Agreement") is made by and between Charles Schwab & Co., Inc., a California corporation having its principal place of business at 101 Montgomery Street, San Francisco, CA 94104 ("Schwab"), and the party identified below ("Contractor") .

     Capitalized terms not defined in the Business Terms are defined in the Standard Conditions. Schwab and Contractor agree to the following:

Contractor Information:

          Contractor:                    Razorfish, Inc
          Responsible Person:            Cindy Pound
          Address:                       107 Grand Street, 3rd Floor
                                         New York, New York 10013
          Phone Number:                  (212) 966-5960
          Fax Number:                    (212) 966-6915
          Email Address                  cindy@razorfish. com
          Employer Tax I.D. Number:      13-3804503

Description Of Services: (USE ATTACHMENTS IF NECESSARY )

     The description of services is provided in Exhibit A, which is incorporated herein and made a part of this Agreement

DESCRIPTION OF DELIVERABLES: (USE ATTACHMENTS IF NECESSARY)

     The description of deliverables is provided in Exhibit A.

PAYMENTS:

1.   Contract Sum:
     ------------

     In consideration for the completion of the work set forth in Exhibit A, Schwab agrees to pay Contractor the amounts described in Exhibit A.

Payment Schedule: Schwab will pay Contractor according to the payment schedule
----------------
in
     Exhibit A:

     The parties agree to the terms and conditions of this Agreement, which includes the Business Terms, Standard Conditions, and any exhibits or attachments thereto.

Charles Schwab & Co., Inc.              Razorfish, Inc.

By:   /s/ Gideon Sasson                 By:   /s/ Jeffrey A. Dachis
      --------------------------              --------------------------
Name: Gideon Sasson                     Name: Jeffrey A. Dachis
      --------------------------              --------------------------
Its:                                    Its:  President
      --------------------------              --------------------------
Date: 12/19/97                          Date: 12/16/97
      --------------------------              --------------------------

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                             CONTRACTOR AGREEMENT


                              STANDARD CONDITIONS

Capitalized terms not defined in the Standard Conditions are defined in the Business Terms.

 1. Term of Contract. This Agreement will commence as of the day it is executed by both parties and will remain in effect until terminated in accordance with its provisions.

 2. Independent Contractor Status. It is the express intent of the parties that Contractor is an independent contractor and not an employee, agent, joint venturer or partner of Schwab. Nothing in this Agreement shall be interpreted or construed as creating or establishing the relationship of employer and employee between Schwab and Contractor. Both parties acknowledge that Contractor is not an employee for state or federal tax purposes. Contractor shall retain the right to perform services for others during the term of this Agreement.

 3. Services to be Performed by Contractor. Contractor shall personally undertake and perform the services set forth in the Business Terms in accordance with the schedule, if any, set forth in the Business Terms (the "Services"). No performance or partial performance of Services shall be deemed complete unless such services comply with the warranties set forth in Paragraphs 9 and 10 of these Standard Conditions.

 4. Time. Time is of the essence with regard to the performance of the Services. Contractor shall indemnify Schwab against all damages suffered by Schwab because of Contractor's delay, except this indemnity does not extend to any damages suffered by Schwab as a result of any delay caused by Schwab.

 5. Payment for Services. In consideration for the timely and fully satisfactory performance of the Services, Schwab agrees to pay Contractor the Contract Sum specified in Exhibit A in the manner specified in Exhibit
     A. Any Milestone Payments specified in Exhibit A shall be credited against and deducted from the Contract Sum.

 6. Responsibility for Costs. Except for any Reimbursable Expenses specified in Exhibit A, Contractor shall be responsible for all costs and expenses incidental to the performance of Services for Schwab, including but not limited to, all costs of equipment provided by Contractor, all fees, fines, licenses, bonds or taxes required of or imposed against Contractor and all other of Contractor's costs of doing business. No payments will be made for services rendered or expenses incurred by Contractor other than the Services unless such services are approved in advance in writing by Schwab, and for which Contractor supplies such documentation as Schwab may require in substantiation of such costs, e.g., copies of third-party invoices.

 7. Invoices. Contractor shall submit its invoice for the Contract Sum within thirty (30) calendar days after the completion of Services, or, if applicable, for each Milestone Payment, within thirty (30) calendar days after the Milestone Date specified for such

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     Milestone Payment in the Business Terms, except to the extent otherwise specified in the Business Terms. Contractor's invoice shall include such detail, and Contractor shall provide such supplementary documentation, as Schwab may request.

 8.  Payments.

     a. The Contract Sum, any Milestone Payments and any Reimbursable Expenses shall be payable upon Schwab's receipt of Contractor's invoice except as may be otherwise specified in the Business Terms. Schwab may at any time cancel any aspect of the Services, provided that Schwab informs Contractor of any such cancellation in writing. In the event of any such cancellation, Contractor shall be compensated for any Services rendered prior to notice to Contractor of such cancellation, but any compensation allocated to services which were yet to be rendered with regard to any canceled aspect of the Services shall then be eliminated, and the Contract Sum set forth in the Business Terms shall be reduced accordingly. If Schwab cancels any aspect of the Services, Contractor is not required to refund any portion of the nonrefundable retainer fee paid by Schwab as specified in Exhibit A.

     b. In the event of any breach or alleged breach of the representations or warranties set forth below, or any material obligations of Contractor under this Agreement, and Contractor fails to cure such breach or alleged breach within five (5) business days after written notice thereof by Schwab, Schwab's obligation to make payments yet to be made under this Agreement shall be terminated, and Schwab shall have no further obligation to pay any amount to Contractor. Termination of such payment obligations shall be in addition to any other rights or remedies that Schwab may have in the event of any such breach or alleged breach. The remedies stated in this Paragraph 8 are not exclusive, and Schwab shall retain the right to pursue all remedies available to it under this Agreement or otherwise.

 9.  Obligations of Contractor.

     a. All of Contractor's activities hereunder shall be at Contractor's own risk, and neither Contractor nor Contractor's employees or agents shall be entitled to any benefits under the policies of insurance maintained by Schwab. Contractor shall be solely responsible for making arrangements for insurance covering losses sustained in connection with performing work under this Agreement, including hospital and medical costs in connection with any injury or illness.

     b. Contractor agrees to provide workers' compensation insurance for Contractor's employees and agents, and agrees to hold harmless and indemnify Schwab for any and all claims arising out of the injury, disability, or death of Contractor (if Contractor is an individual) or any of Contractor's employees or agents. Schwab may require proof of such coverage.

     c. Contractor shall be solely responsible for determining the means and methods for performing the Services under this Agreement.

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     d.   Contractor may not assign, delegate or subcontract this Agreement nor any of its rights, duties or obligations under this Agreement without the express written consent of Schwab. Any purported assignment or delegation in violation of this provision shall be void at the option of Schwab. Contractor's obligations are personal to Contractor, and Contractor acknowledges that Schwab has entered this Agreement in reliance on Contractor's ability and agreement to perform its obligations accurately, competently and completely. Schwab reserves the right to assign its rights and obligations hereunder, as it deems appropriate.

     e. As Contractor is not Schwab's employee, Contractor is responsible for paying all required state and federal taxes or other amounts due as a result of the payment of compensation by Schwab under this Agreement. In particular, Schwab will not withhold FICA from Contractor's payments; Schwab will not make state or federal unemployment insurance contributions on behalf of Contractor; Schwab will not withhold state or federal income tax from the payments to Contractor; Schwab will not make disability insurance contributions on behalf of Contractor; Schwab will not obtain workers' compensation insurance on behalf of Contractor. However, Schwab may, at its sole discretion, report its payments to Contractor to appropriate state and federal government agencies.

     f. Except as expressly stated in the Business Terms, Contractor shall be solely responsible for payment of all sales, use, or other taxes assessed against or associated with the Services or any other service authorized by Schwab under this Agreement.

 10. Representations and Warranties.  Contractor represents and warrants that:
     (a) the work created or performed by Contractor hereunder, alone or in collaboration with others, shall not constitute a slander or libel on any person or entity; (b) Contractor has the full power to enter into and perform this Agreement and to make the grant of rights contained herein;
     (c) all Services performed hereunder shall be performed in accordance with Schwab's specifications and requirements and with all necessary care, skill and diligence; (d) the Deliverables will meet the Description of Deliverables set forth in the Business Terms and will be free of defects in design, material and workmanship and will be suitable for the purposes intended; (e) upon delivery of each Deliverable, Schwab will have marketable title to such Deliverable, free and clear of all liens and encumbrances; and (f) the use of the Deliverables for the purposes intended will not infringe upon or violate any rights of privacy, publicity, patents, copyrights or other proprietary rights owned or controlled by a third party. Schwab represents and warrants that: (a) it has the full power to enter into and perform this Agreement, (b) that the embodiment by Contractor of any materials provided by Schwab in the Schwab Web site will not infringe upon or violate any rights of privacy, publicity, patents, copyrights or other proprietary rights owned or controlled by a third party, and (c) if necessary, it has acquired the right to use and is responsible for any compensation due to any third party for materials provided by Schwab for use in providing the Services hereunder.

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                             CONTRACTOR AGREEMENT


 11. Ownership.

     a. All services and/or works, and any elements thereof, created, performed, contributed or prepared by Contractor pursuant to this Agreement, and any results or proceeds therefrom, are and shall be the property of Schwab. Any proprietary materials owned by Contractor that it utilizes in providing the Services and performing work hereunder shall remain the property of Contractor.

     b. Contractor hereby assigns, transfers and conveys to Schwab, exclusively and perpetually, all rights, titles, and interests throughout the world it may acquire in any and all services and/or works, and any elements thereof, created, performed, contributed or prepared by Contractor pursuant to this Agreement, including without limitation any copyrights, patents or rights of reproduction, and the right to secure registrations, renewals, reissues, and extensions thereof. Such services and/or works are not "fine art" within the meaning of Div. 2, Part 3, Title II, Chapter 3 of the California Civil Code. No rights of any kind are reserved to or by the Contractor or shall revert to Contractor. Contractor agrees to execute such further documents and to do such further acts as may be necessary to register or enforce Schwab's ownership of such rights, in whole or in part. If Contractor fails or refuses to execute any such documents, Contractor appoints Schwab as Contractor's attorney-in-fact (this appointment irrevocable and a power coupled with an interest) to act on Contractor's behalf to execute such documents.

     c. Contractor hereby forever waives and agrees never to assert against Schwab, its successors or licensees any and all Moral Rights (as defined herein) Contractor may have in any services and/or works, and any elements thereof, created, performed, contributed or prepared by Contractor pursuant to this Agreement, and any results or proceeds therefrom, even after expiration or termination of this Agreement. "Moral Rights" means any right to claim authorship of a work, any right to object to any distortion or other modification of a work, and any similar right, existing under the law of any country in the world, or under any treaty.

 12. Confidentiality. Each party (as such, a "Receiving Party") acknowledges and agrees that pursuant to this Agreement, it may have access to the other party's (as such a "Disclosing Party") confidential and proprietary information and materials concerning or pertaining to the Disclosing Party's business, including without limitation, methods, plans, customers and/or projects, and that such information is confidential and proprietary to the Disclosing Party. The Receiving Party agrees and acknowledges that the Party's sole purpose in disclosing confidential or proprietary information to the Receiving Party or allowing the Receiving Party access to such information is to aid the Receiving Party in performing the Services. The Receiving Party will receive and hold such information in the strictest confidence, and acknowledges, represents and warrants that it will use its best efforts to protect the confidentiality of the Disclosing Party's information. The Receiving Party agrees that, without the prior written consent Disclosing Party, the Receiving Party shall not use, copy or divulge to third parties or otherwise use except in accordance with the terms of this Agreement, any information obtained from or through the Disclosing Party in connection with this Agreement, unless (a) the information is

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     known to the Receiving Party prior to obtaining same from the Disclosing
     Party; (b) the information is, at the time of disclosure to the Receiving Party, then in the public domain; or (c) the information is obtained by the Receiving Party from a third party who did not receive same, directly or indirectly, from the Disclosing Party. The Receiving Party further agrees that the Receiving Party will not, without the prior written consent of the Disclosing Party, disclose to any third party any information developed or obtained by the Receiving Party in connection with this Agreement, to the extent that said information falls within one of the categories described in (a), (b) or (c) above. Upon the Disclosing Party's written request or upon expiration or termination of this Agreement for any reason, the Receiving Party will promptly:

     (i) return or destroy, at the Disclosing Party's option, all originals and copies of all documents and materials it has received containing the Disclosing Party's information;

     (ii) deliver or destroy, at the Disclosing Party's option, all originals and copies of all summaries, records, descriptions, modifications, negatives, drawings, adoptions and other documents or materials, whether in writing or in machine-readable form, prepared by Receiving Party prepared under its direction or at its request from the documents materials referred to in subparagraph (i), and

     (iii) provide a notarized written statement to the Disclosing Party certifying that documents and materials referred to in subparagraphs
           (i) and (ii) have been delivered to the Disclosing Party or destroyed, as requested by the Disclosing Party.

 13. Indemnification. Contractor agrees to defend, indemnify, and hold Schwab harmless from and against any and all damages, liabilities, costs and expenses (including but not limited to attorneys' fees) incurred by Schwab as a result of any claim, judgment or proceeding against Schwab: (a) arising out of or connected in any manner with the performance of the Services or the acquiring, making and delivery of the Deliverables hereunder; or (b) by reason of any breach or alleged breach or failure of any of the warranties, agreements, representations or obligations of Contractor under this Agreement, provided that Schwab promptly notifies Contractor of any such claim, judgment or proceeding in writing and tenders to Contractor the opportunity to settle such claim, judgment or proceeding at Contractor's expense and cooperates with Contractor in settling such claim, judgment or proceeding. Schwab agrees to defend, indemnify, and hold Contractor harmless from and against any and all damages, liabilities, costs and expenses (including but not limited to attorneys' fees) incurred by Contractor as a result of any claim, judgment or proceeding against Contractor by reason of any breach or alleged breach or failure of any of the warranties, agreements, representations or obligations of Schwab under this Agreement, provided that Contractor promptly notifies Schwab of any such claim, judgment or proceeding in writing and tenders to Schwab the opportunity to settle such claim, judgment or proceeding at Schwab's expense and cooperates with Schwab in settling such claim, judgment or proceeding.

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 14. Termination.  This Agreement shall terminate automatically upon the bankruptcy or insolvency of either party, the sale of the business of the Contractor, or the death of Contractor (if Contractor is an individual). Should Contractor default in the performance of this Agreement or materially breach any of its provisions, Schwab, at Schwab's option, may terminate this Agreement by giving written notice to Contractor. For the purpose of this paragraph, material breach of this Agreement shall include, but not be limited to, the destruction of Schwab property, breach of any Confidentiality Agreement entered into by Contractor and Schwab, dishonesty or theft, or failure to perform the Services to Schwab's satisfaction. In addition, this Agreement may be terminated immediately by either party upon fourteen (14) days written notice to the other party for any reason, notwithstanding that the non-terminating party is in compliance with all delivery, performance or payment requirements. Notwithstanding the foregoing or any breach or termination of the Agreement, Paragraphs 9, 10, 11, 12, 13, 16 and 17 herein shall remain in full force and effect.

 15. Arbitration. Contractor and Schwab agree to settle by binding arbitration any dispute or controversy between Contractor and Schwab and/or any of Schwab's officers, employees, directors or agents which in any way arises out of or relates to this Agreement, the work performed by Contractor hereunder or the relationship between Contractor and Schwab. Such arbitration shall be conducted in San Francisco, California by the American Arbitration Association under the Commercial Arbitration rules then in effect. Either Contractor or Schwab may initiate arbitration by serving or mailing a written notice to the other. Any award entered by the arbitrator(s) shall be final and judgment thereon may be entered in any court having jurisdiction. The prevailing party shall be entitled to recovery of costs, fees (including attorney's fees) and/or taxes paid or incurred in obtaining the award. Furthermore, any costs, fees or taxes involved in enforcing the award shall be fully assessed against and paid by the party resisting enforcement of the award.

 16. Advertising. Contractor shall acquire no right to use, and shall not use, without Schwab's prior written consent, the names, characters, artwork, designs, trade names, copyrighted materials, trademarks or service marks of Schwab, its related or subsidiary companies, parent, employees, directors, shareholders, assigns, successors or licensees: (a) in any advertising, publicity or promotion; (b) to express or to imply any endorsement of Contractor's services; or (c) in any manner other than expressly in accordance with this Agreement. Schwab agrees, however, to work with Contractor in developing and approving a standard press release with respect to the Services contemplated hereunder, provided however, that Contractor must obtain Schwab's prior written approval in advance of each use of the standard press release.

 17. Records. Contractor shall retain all documents, notes, records, and all other documentation with regard to the Services for a period of two (2) years after completion of such services. Schwab or its duly authorized representative, at all reasonable times during the performance of such services and such subsequent two (2) year period, shall have access to such documents, notes and records for purposes of auditing and verifying the costs of such services or for any other reasonable purpose.

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                             CONTRACTOR AGREEMENT


 18. Future Employment. The parties agree and acknowledge that this Agreement is not to be construed as an offer of future employment.

 19. Notices. Any and all notices or other communications required or permitted by this Agreement shall be in writing and shall be deemed delivered when personally delivered to the party to whom it is addressed, or in lieu of such personal services, seventy-two (72) hours after deposit in the United States mail, first-class, postage pre-paid, addressed to such party at the appropriate address set forth in the Business Terms. Either party may change its address for the purpose of this provision by giving written notice of such change to the other.

 20. Entire Agreement. This Agreement contains all of the covenants and agreements between the parties with respect to the rendering of the Services and any other matter hereunder, and supersedes any and all prior negotiations, representations and agreements whether written or oral, between the parties with respect to the rendering of such Services and any other matter hereunder. Each party acknowledges that no representations, inducements, promises or agreements, orally or otherwise have been made by any party. No other agreement, statement or promise not contained in this Agreement, and no changes or modifications to this Agreement, will be effective unless it is writing and signed by both parties.

 21. Waivers. All waivers hereunder must be made in writing, and failure at any time to require the other party's performance of any obligation under this Agreement shall not affect the right subsequently to require performance of that obligation.

 22. Governing Law. The interpretation and enforcement of this Agreement shall be governed by the law of the State of California applicable to contracts entirely entered into and performed in California by California residents.

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